UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 7, 2023

TREX COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14649	54-1910453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Trex Way Winchester, Virginia	22601
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (540) 542-6300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	TREX	New York Stock Exchange LLC

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 7.01	Regulation FD Disclosure

On September 7, 2023, Bryan Fairbanks, President and Chief Executive Officer of Trex Company, Inc. (Company), and members of the senior leadership team hosted the Trex 2023 Investor Day (Investor Day), during which they discussed, among other matters, the Company’s organic growth strategy. After market close, Mr. Fairbanks laid out the Company’s five-year targets for organic growth for net sales, earnings before interest, taxes, depreciation and amortization (EBITDA) and EBIDTA as a percentage of net sales (EBITDA margin). A copy of the slides presented during the Investor Day is available in the “Investor Relations” section of the Company’s website at trex.com.

The information presented in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of applicable securities laws and regulations. These forward-looking statements can generally be identified by the use of words such as “outlook,” “guidance,” “anticipate,” “expect,” “believe,” “could,” “estimate,” “feel,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would,” and similar words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These statements are based on the current expectations of our management, are not predictions of actual performance, and actual results may differ materially. Forward-looking statements are subject to a number of risks and uncertainties, including the factors disclosed in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. We are under no obligation to update, modify or withdraw any forward-looking statements, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Trex Company, Inc. herewith furnishes the following exhibits:

Exhibit	Description of Exhibit
99.1	Press release dated September 7, 2023, announcing that the Company hosted its 2023 Investor Day in New York, NY.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

Date: September 7, 2023	/s/ Bryan H. Fairbanks
Bryan H. Fairbanks
President and Chief Executive Officer